SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: April 22, 2003

AMERIGROUP CORPORATION

Delaware	54-1739323
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

4425 Corporation Lane

Virginia Beach, VA 23462

(757) 490-6900

www.amerigroupcorp.com

ITEM 5.    Other Events

On April 22, 2003, AMERIGROUP Corporation issued a press release announcing that James G. Carlson has been named President and Chief Operating Officer of AMERIGROUP Corporation. His appointment to this newly created position is effective April 28, 2003. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.    Financial Statements and Exhibits.

(c)  Exhibits

The following material is filed as an exhibit to this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Press Release, dated April 22, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation

Date:    April 22, 2003

By:    /s/  Scott M. Tabakin

Name:    Scott M. Tabakin

Title:      Senior Vice President and

                      Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated April 22, 2003.